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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 13, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,

           dated as of October 1, 2004, providing for the issuance of

            Asset-Backed Pass-Through Certificates, Series 2004-RES1)

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE                             333-117349                       01-0791848
                  --------                          -------------                    -------------
        (State or Other Jurisdiction                 (Commission                      (I.R.S. Employer
              of Incorporation)                      File Number)                    Idenfication No.)

390 Greenwich Street
New York, New York                                                                  10013
------------------                                                                  -----
(Address of Principal                                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (212) 816-6000

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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           ------------

         The consolidated financial statements of XL Capital Ltd. and subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in the prospectus supplement have been incorporated herein in reliance on the reports of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm and PricewaterhouseCoopers, Independent Registered Public Accounting Firm, each given on the authority of the respective firm as experts in accounting and auditing.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

           (a)  Financial Statements.
                --------------------

                Not applicable.

           (b)  PRO FORMA Financial Information.
                -------------------------------

                Not applicable.

           (c)  Exhibits
                --------

                               Item 601(a) of Regulation S-K
Exhibit No.                    Exhibit No.                   Description
-----------                    -----------                   -----------
1                              23.1                          Consent  of  PricewaterhouseCoopers  LLP,  independent
                                                             registered public accounting firm of XL Capital,  Ltd.
                                                             and Subsidiaries.

2                              23.2                          Consent   of    PricewaterhouseCoopers,    independent
                                                             registered public accounting firm of XL Capital,  Ltd.
                                                             and Subsidiaries.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         CITIGROUP MORTGAGE LOAN TRUST INC.


                                         By: /s/ Matthew R. Bollo
                                            -------------------------------
                                         Name:   Matthew R. Bollo
                                         Title:  Authorized Signatory


Dated: October 13, 2004

                                  EXHIBIT INDEX


                                                                                                     Sequentially
Exhibit                  Item 601(a) of Regulation                                                   Numbered
Number                   S-K Exhibit No.            Description                                      Page
------                   ---------------            -----------                                      ----
1                        23.1                       Consent of PriceWaterhouseCoopers LLP
2                        23.2                       Consent of PriceWaterhouseCoopers